Exhibit 99.1

September 8, 2004

Remington Arms Company, Inc.

RA Factors, Inc.

807 Remington Drive

Madison, North Carolina 27025

Attn: President

Re:	Credit Agreement dated January 24, 2003, among Remington Arms Company, Inc. (“Remington”), and RA Factors, Inc. (“Factors”); together with Remington, the “Borrowers” and individually a “Borrower”) and Wachovia Bank, National Association, in its capacity as administrative and collateral agent (“Agent”) for various financial institutions (“Lenders”), and Lenders (as at any time amended, the “Credit Agreement”); Capitalized terms used in this letter, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

Ladies and Gentlemen:

Borrowers and Guarantors (collectively, “Obligors”) have requested that Agent and Lenders consent to one or more Restricted Payments by Borrowers in an aggregate amount of up to $5,000,000 to purchase New Senior Notes on or before December 31, 2004 (the “Notes Repurchase”). The Obligors acknowledge that the consent to the Notes Repurchase (“the Requested Consent”) is required since the Notes Repurchase is otherwise prohibited by Section 10.2.7 of the Credit Agreement.

Upon the effectiveness of this letter as provided below, Agent and the Required Lenders hereby (a) grant the Requested Consent and (b) agree that, for purposes of calculating the limitation on Restricted Payments contained in Section 10.2.7(b)(vi) of the Credit Agreement, the amount of the Notes Repurchase shall, from and after the date of this letter, be deemed to be zero, on the following terms and conditions:

To induce Agent and Lenders to enter into this letter:

1. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Credit Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Credit Documents; and

2. Each Borrower acknowledges and stipulates that (a) the Credit Agreement and the other Credit Documents executed by such Borrower are legal, valid and binding

Remington Arms Company, Inc.

RA Factors, Inc.

September 8, 2004

obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof may be limited by laws relating to Insolvency Proceedings or other similar laws of general application affecting the enforcement of creditors’ rights generally or by general equitable principles; (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); (c) the Liens granted by each Borrower in favor of Agent are first priority Liens, subject only to those Permitted Liens which are expressly permitted by the terms of the Credit Documents to have priority over the Liens of Agent; and (d) none of Agent or any Lender has participated in the negotiation or execution of the Notes Repurchase; and

3. Each Borrower represents and warrants to, and covenants and agrees with, Agent and Lenders that after giving effect to this letter (a) no Default or Event of Default exists on the date hereof; (b) no Default or Event of Default will exist at the time of or after giving effect to any Notes Repurchase and, after giving effect to such Notes Repurchase, no Event of Default under Section 10.3 of the Credit Agreement is projected to occur as shown in the then current Projections; (c) after giving effect to any Notes Repurchase, Borrowers will have total Availability of not less than $15,000,000 and calculated from Borrowers’ then current projections, Borrowers will have total Availability of not less than $15,000,000 at all times during the 12-month period immediately following the month in which the Notes Repurchase is made; (d) the Notes Repurchase will not violate any Applicable Law relating to Restricted Payments generally or the New Senior Notes Indenture; (e) each Obligor is Solvent and will remain Solvent after any Notes Repurchase; (f) the execution, delivery and performance of this letter have been duly authorized by all requisite corporate action on the part of such Borrower and this letter has been duly executed and delivered by such Borrower; and (g) all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this letter (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

4. Each Borrower hereby releases, acquits and forever discharges Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, that are known to either Borrower as of the date of this letter, or that either Borrower should have reasonably known, arising under or in connection with any of the Credit Documents. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

Promptly following the Notes Repurchase, the acquired New Notes shall be canceled.

Remington Arms Company, Inc.

RA Factors, Inc.

September 8, 2004

Within three business days following the Notes Repurchase, Borrowers shall deliver to Agent a certificate setting forth, in reasonable detail, Borrowers’ calculation of the amounts paid in respect of principal of the New Notes repurchased and the accrued interest, premium, if any, fees, expenses and commissions payable by Borrowers in connection with closing the Notes Repurchase.

This letter shall be effective upon execution and delivery by Obligors and acceptance by Agent and the Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law). This letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This letter may be executed in any number of counterparts and by different parties to this letter on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter.

Please evidence each Obligor’s agreement with the terms hereof by executing and returning a counterpart of this letter to Agent no later than 5:00 p.m., Atlanta, Georgia time, on September 15, 2004.

Very truly yours, WACHOVIA BANK, NATIONAL ASSOCIATION as Agent and Lender

By:	/s/ BRUCE RHODES
Name:	Bruce Rhodes
Title:	Director

FLEET CAPITAL CORPORATION, as Lender

By:	/s/ SUZANNE COZINE
Name:	Suzanne Cozine
Title:	Vice President

[Signatures continued on next page]

Remington Arms Company, Inc.

RA Factors, Inc.

September 8, 2004

NATIONAL CITY COMMERCIAL FINANCE, INC., as Lender

By:	/s/ WILLIAM E. WELSH, JR.
Name:	William E. Welsh, Jr.
Title:	Senior Associate

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

By:	/s/ TIMOTHY P. MCDEVITT, VP
Name:	Timothy P. McDevitt
Title:	Vice President

Accepted and agreed to, this 8th day of September, 2004: REMINGTON ARMS COMPANY, INC. (“Borrower”)

By:	/s/ MARK A. LITTLE
Name:	Mark A. Little
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

RA FACTORS, INC. (“Borrower”)

By:	/s/ MARK A. LITTLE
Name:	Mark A. Little
Title:	President

Remington Arms Company, Inc.

RA Factors, Inc.

September 8, 2004

Consented to: RA BRANDS, L.L.C. (“Guarantor”)

By:	/s/ MARK A. LITTLE
Name:	Mark A. Little
Title:	Vice-President